UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2006 (July 21, 2006)

CRESTED CORP.
(Exact Name of Company as Specified in its Charter)

Colorado	0-8773	84-0608126
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8: Other Events

Item 8.01. Other Events

(a) Order for Payment of Attorney Fees and Costs Related to Litigation With Phelps Dodge Corporation. On July 25, 2006, the United States District Court for the District of Colorado entered an order granting a motion for attorney fees and costs in favor of Phelps Dodge Corporation and Mt. Emmons Mining Company. A hearing on the motion was held on July 20, 2006. The motion was made in the case of Phelps Dodge Corporation and Mt. Emmons Mining Company v. U.S. Energy Corp. and Crested Corp (Civil Cases No. 02-cv-00796-LTB-PAC), subsequent to the plaintiffs (Phelps Dodge Corporation and Mt. Emmons Mining Company) prevailing in a declaratory judgment action against U.S. Energy Corp. and Crested Corp. regarding the parties’ rights related to molybdenum properties located near Crested Butte, Colorado (the “Mt. Emmons properties”). The court had entered an order in the declaratory judgment action on February 4, 2005. As a result of that earlier order, U.S. Energy Corp. and Crested Corp. have taken title to the subject mineral properties with an existing water treatment plant located thereon.

The court ordered that U.S. Energy Corp and Crested Corp. pay Phelps Dodge $7,538,340.93 for (i) attorney fees and costs of $3,223,047.48; plus (ii) operations expenses of $4,315,293.45 for the Mt. Emmons properties (including costs for Phelps Dodge to operate the water treatment plant for the period from July 2002 through August 2005).

U.S. Energy Corp. and Crested Corp. are reviewing the July 25, 2006 order in the context of applicable law, and may, or may not, appeal the order to the United States Tenth Circuit Court of Appeals.

(b) United States Tenth Circuit Court of Appeals Affirmation of Lower Court Dismissal of Challenges to Mt. Emmons Patents. On July 21, 2006, the United States Tenth Circuit Court of Appeals (the “10th CCA”) affirmed the January 12, 2005 United States District Court for the District of Colorado dismissal of challenges to the issuance of mining patents (by the United States Bureau of Land Management) on certain of the properties comprising the Mt. Emmons properties, to Phelps Dodge Corporation and Mt. Emmons Mining Company. The case is High Country Citizen’s Alliance, Town of Crested Butte, Colorado, and The Board of County Commissioners of the County of Gunnison, Colorado v. Kathleen Clarke, Director of the Bureau of Land Management et. al., Gale Norton, Secretary of Interior, U.S. Department of the Interior; Phelps Dodge Corporation; Mt. Emmons Mining Company (the 10th CCA case number is D.C. No. 04-MK-749PAC).

The subject patents (and adjacent properties) are held by U.S. Energy Corp. and Crested Corp. For further information on the Mt. Emmons property, and the background of this litigation (to which neither U.S. Energy Corp. nor Crested Corp. have been parties), please see the Form 10-Ks for the year ended December 31, 2005 filed by U.S. Energy Corp. and Crested Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTED CORP.

Dated: July 28, 2006	By:	/s/ Harold F. Herron
Harold F. Herron, President